Exhibit 99.1

ClearSign Combustion Corporation Announces Revised Annual Meeting Information

SEATTLE, March 19, 2019 – ClearSign Combustion Corporation (Nasdaq: CLIR) (“ClearSign” or the “Company”), an emerging leader in industrial combustion technologies that improve energy and operational efficiencies while dramatically reducing emissions, today announced revised information regarding the Company’s annual meeting.

The Company’s annual meeting will now be held at the Company’s headquarters on May 8, 2019 instead of on April 17, 2019, as previously announced. It will be followed by the Company’s first quarter 2019 conference call. The Company decided to move the meeting to save costs, complete corporate initiatives, and to be able to give a more complete update of the Company’s operations, including commentary from newly appointed President Jim Deller.

“We initially accelerated the annual meeting to facilitate the nomination and selection of new board members as part of the Company’s plan to refresh the board. Since we were able to accomplish those goals in advance, the board decided to reschedule the date of the the meeting for the following reasons,” said Rob Hoffman, Interim CEO and Chairman of the Board of Directors. “First, it gives us the opportunity to hold our first quarter conference call at the same time, which will allow us to provide a full update to shareholders who may not otherwise travel to the meeting. Second, it is more cost-effective for us as the new date coincides with the regularly scheduled meeting of our board. Lastly, it gives Jim Deller, our newly appointed President and, as of April 1st, our CEO, time to complete his corporate evaluation and present shareholders with his plan to accelerate commercialization of ClearSign’s disruptive technology.”

About ClearSign Combustion Corporation

ClearSign Combustion Corporation designs and develops products and technologies for the purpose of improving key performance characteristics of combustion systems, including emissions and operational performance, energy efficiency and overall cost-effectiveness. Our patented Duplex™, Duplex Plug & Play® and Electrodynamic Combustion Control™ platform technologies enhance the performance of combustion systems in a broad range of markets, including the energy (upstream oil production and down-stream refining), commercial/industrial boiler, chemical, petrochemical, and power industries. For more information, please visit www.clearsign.com.

Cautionary note on forward-looking statements

All statements in this press release that are not based on historical fact are “forward-looking statements.” You can find many (but not all) of these statements by looking for words such as “approximates,” “believes,” “hopes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “would,” “should,” “could,” “may,” “will” or other similar expressions. While management has based any forward-looking statements included in this press release on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to materially differ from such statements. Such risks, uncertainties and other factors include, but are not limited to, general business and economic conditions, the performance of management and our employees, our ability to obtain financing, competition, whether our technology will be accepted and other factors identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission which are available for review at www.sec.gov. Furthermore, we operate in a competitive environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise forward-looking statements to reflect events or circumstances that subsequently occur or of which we hereafter become aware.

For further information:

Investor Relations:

Matthew Selinger

Firm IR Group for ClearSign

+1 415-572-8152

mselinger@firmirgroup.com

Media:

Sylvester Palacios, Jr.

Pierpont Communications for ClearSign

+1 512-448-4950

spalacios@piercom.com